Exhibit 99.1



        Theragenics(R) Reports Revenue & Earnings for Third Quarter 2006


    BUFORD, Ga.--(BUSINESS WIRE)--Nov. 1, 2006--Theragenics Corporation(R) (NYSE: TGX), a medical device company serving the cancer treatment and surgical products markets, today announced consolidated financial results for the third quarter ended October 1, 2006. Consolidated revenue for the quarter was $14.3 million, an increase of $2.3 million, or 19% over the third quarter of 2005. For the nine-month period, consolidated revenue was $39.3 million, an increase of $6.4 million, or 19%, over the same period in 2005. Net income for the quarter was $1.7 million, or $0.05 per share, compared to a net loss of $27.2 million, or $0.85 per share in the third quarter of 2005. For the nine-month period, net income was $2.9 million, or $0.09 per share, compared to a net loss of $28.8 million, or $0.93 per share in the comparable 2005 period. Revenue and net income for the 2006 periods include non-recurring license fee revenue of $400,000 received in connection with the Company's licensed TheraSphere(R) technology. The 2005 periods include pre-tax restructuring charges of $32.9 million.

    A comparison of non-GAAP revenue and operating income by segment, excluding non-recurring items, is summarized in Table III to this press release. Table IV includes a reconciliation of GAAP net earnings to earnings before interest, taxes, depreciation and amortization (EBITDA).

    The Company's results include the results of operations of its subsidiaries subsequent to the dates of each respective acquisition. Theragenics acquired CP Medical Corp. on May 6, 2005 and Galt Medical Corp. on August 2, 2006.

    Commenting on the quarter, Chief Executive Officer and President
M. Christine Jacobs said, "Results from our stated diversification strategy are beginning to manifest themselves. We have delivered our most profitable quarter since the second quarter of 2002. Top line revenue has expanded as well. We took a significant step forward in our continued diversification during the third quarter with the acquisition of Galt Medical. Today we are larger, stronger and more diversified than ever in our history. We have new avenues for growth through both CP Medical and Galt. We intend to continue executing our strategy. That strategy includes continued acquisitions of medical device companies that compliment our current portfolio."

    Theragenics will host a conference call today at 11:00 a.m. Eastern Time. To access the call, dial 800-538-9844 or 706-634-7274 and provide the conference ID code 9074508. This call is also being broadcast live over the Internet, and a recording will be available for one month on the Company's website. To access the webcast, log on to www.theragenics.com and select Investor Relations followed by selecting company presentations. You also can access a phone replay of the call until Midnight, November 8, 2006, by dialing 800-642-1687 or 706-645-9291 and providing the conference ID code: 9074508.

    Theragenics Corporation (NYSE: TGX) operates two business segments: its brachytherapy seed business and its surgical products business. The brachytherapy business manufactures and markets its premiere product, the palladium-103 TheraSeed(R) device and I-Seed, an iodine-125 based device, which are used primarily in the minimally invasive treatment of localized prostate cancer. Its surgical products business manufactures and distributes wound closure, needles and other surgical products used in the urology, veterinary, orthopedic and other markets through its CP Medical subsidiary, and disposable medical devices used for vascular access through its Galt Medical Corp. subsidiary. For additional information, call Theragenics' Investor Relations Department at (800) 998-8479 or visit www.theragenics.com.

    This press release contains non-GAAP financial measures used by Management in its analysis of the Company's operating performance. Management believes presentation of financial measures excluding the impact of certain identified items provides supplemental information that is helpful to an understanding of the operating results of the Company's businesses and period-to-period comparisons of performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results.

    This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which is necessarily subject to risks and uncertainties, including, without limitation, statements regarding the contribution of Galt Medical Corp. and CP Medical to Theragenics' sales, impact on net income, future growth, and anticipated positive results in general. Actual results may differ materially due to a variety of factors, including, among other things, uncertainties related to the integration of Galt and CP Medical into the Theragenics organization, capitalization on opportunities for growth within the Galt and CP Medical business plans, ability to recognize value from areas of shared expertise, risks and uncertainties related to competition within the medical device industry, development and growth of new applications within the markets for vascular access, wound closure, brachytherapy and more broadly, medical devices, competition from other companies within the vascular access, wound closure and medical device markets, competition from other methods of treatment, new product development cycles, integration risks, effectiveness and execution of marketing and sales programs by Theragenics and its distributor, changes in product pricing by Theragenics or other brachytherapy seed producers, changes in costs of materials used in production processes (especially as it relates to isotope production), continued acceptance of the products by the market, continued demand for palladium-103, introduction and/or availability of competitive products by others, potential changes in third-party (including CMS) reimbursement, physician training, third-party distribution agreements, ability to execute on acquisition opportunities on favorable terms and successfully integrate any acquisitions, and other factors set forth from time to time in the Company's Securities and Exchange Commission filings.

    All forward looking statements and cautionary statements included in this document are made as of the date hereby based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward looking statement or cautionary statement.



TABLE I
THERAGENICS AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF
 OPERATIONS (Unaudited)
(In thousands except per share data)

                            Three Months Ended     Nine months Ended
                           October 1, October 2, October 1, October 2,
                              2006       2005       2006       2005
                           ---------- ---------- ---------- ----------
Product sales                $13,766    $11,845    $38,446    $32,489
License fees                     554        157        858        424
                           ---------- ---------- ---------- ----------
Total revenue                 14,320     12,002     39,304     32,913
Cost of sales                  7,263      6,833     19,798     17,871
                           ---------- ---------- ---------- ----------
  Gross profit                 7,057      5,169     19,506     15,042
Operating expenses:
  Selling, general &
   administrative              4,552      4,227     15,277     14,515
  Amortization of
   purchased intangibles         471        187        846        313
  Research & development         206        823        624      3,374
   Restructuring expenses          -     32,915        369     32,915
   Gain on sale of assets          -          -       (201)         -
                           ---------- ---------- ---------- ----------
                               5,229     38,152     16,915     51,117
                           ---------- ---------- ---------- ----------
  Operating income/(loss)      1,828    (32,983)     2,591    (36,075)
Other income, net                209        288        924        911
                           ---------- ---------- ---------- ----------
  Income/(Loss) before
   income tax                  2,037    (32,695)     3,515    (35,164)
                           ---------- ---------- ---------- ----------
Income tax
 expense/(benefit)               380     (5,457)       650     (6,394)
                           ---------- ---------- ---------- ----------
Net earnings/(loss)           $1,657   $(27,238)    $2,865   $(28,770)
                           ========== ========== ========== ==========
Net income/(loss) per
 common share, Basic           $0.05     $(0.85)     $0.09     $(0.93)
                           ========== ========== ========== ==========
Net income/(loss) per
 common share, Diluted         $0.05     $(0.85)     $0.09     $(0.93)
                           ========== ========== ========== ==========
Weighted average shares
  Basic                       32,752     31,915     32,293     31,024
  Diluted                     32,822     31,915     32,368     31,024




TABLE II
THERAGENICS CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED
 BALANCE SHEETS
(Unaudited)
(In thousands)

Assets                                       October 1,   December 31,
                                                 2006         2005
                                            ------------- ------------
   Cash, short-term investments &
    marketable securities                   $     29,015  $    45,608
   Trade accounts receivable                       8,893        7,622
   Inventories                                     7,576        5,042
   Assets held for sale                            3,400        3,433
   Prepaid expenses and other current
    assets                                         2,991        2,720
                                            ------------- ------------
             Total current assets                 51,875       64,425
   Property, plant & equipment, net               31,825       32,766
   Goodwill                                       38,824       18,370
   Other intangible assets                        14,290        6,388
   Other long-term assets                            112          115
                                            ------------- ------------
        Total assets                        $    136,926  $   122,064
                                            ============= ============

Liabilities & Shareholders' Equity
   Accounts payable & accrued expenses      $      4,482  $     4,172
   Contract termination liability                  1,522        1,537
   Long term debt                                  7,500            -
   Deferred income tax liability                     873            -
   Other long-term liabilities                       549          672
                                            ------------- ------------
             Total liabilities                    14,926        6,381
   Shareholders' equity                          122,000      115,683
                                            ------------- ------------
             Total liabilities &
              shareholders' equity          $    136,926  $   122,064
                                            ============= ============




TABLE III
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES


REVENUE BY SEGMENT EXCLUDING NON-RECURRING LICENSE FEES (in thousands)


                                        Quarter Ended 10/1/06
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Revenue, U.S. GAAP                  $14,320        $9,248      $5,072
Less: non-recurring license fee        (400)         (400)          -
                               ------------- ------------- -----------
Revenue before non-recurring
 license fee                        $13,920        $8,848      $5,072
                               ============= ============= ===========


                                        Quarter Ended 10/2/05
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Revenue, U.S. GAAP                  $12,002        $9,076      $2,926
Less: non-recurring license fee           -             -           -
                               ------------- ------------- -----------
Revenue before non-recurring
 license fee                        $12,002        $9,076      $2,926
                               ============= ============= ===========




                                      Nine Months Ended 10/1/06
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Revenue, U.S. GAAP                  $39,304       $26,866     $12,438
Less: non-recurring license fee        (400)         (400)          -
                               ------------- ------------- -----------
Revenue before non-recurring
 license fee                        $38,904       $26,466     $12,438
                               ============= ============= ===========

                                      Nine Months Ended 10/2/05
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Revenue, U.S. GAAP                  $32,913       $27,889      $5,024
Less: non-recurring license fee           -             -           -
                               ------------- ------------- -----------
Revenue before non-recurring
 license fee                        $32,913       $27,889      $5,024
                               ============= ============= ===========




TABLE III - CONTINUED
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES


OPERATING INCOME BY SEGMENT EXCLUDING SPECIAL ITEMS   (in thousands)


                                        Quarter Ended 10/1/06
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Operating income (loss), U.S.
 GAAP                                $1,828        $1,708        $120
Special items:
Non-recurring license fees             (400)         (400)          -
Restructuring related items,
 net                                      -             -           -
                               ------------- ------------- -----------
Operating income (loss)
 excluding special items             $1,428        $1,308        $120
                               ============= ============= ===========


                                        Quarter Ended 10/2/05
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Operating income (loss), U.S.
 GAAP                              $(32,983)     $(33,585)       $602
Special items:
Non-recurring license fees                -             -           -
Restructuring related items,
 net                                 32,915        32,915           -
                               ------------- ------------- -----------
Operating income (loss)
 excluding special items               $(68)        $(670)       $602
                               ============= ============= ===========




                                      Nine Months Ended 10/1/06
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Operating income (loss), U.S.
 GAAP                                $2,591        $1,647        $944
Special items:
 Non-recurring license fees            (400)         (400)          -
 Restructuring related items,
  net                                   170           170           -
 Severance costs not related to
  restructuring                           -             -           -
                               ------------- ------------- -----------
Operating income (loss)
 excluding special items             $2,361        $1,417        $944
                               ============= ============= ===========

                                      Nine Months Ended 10/2/05
                               ---------------------------------------
                                                            Surgical
                               Consolidated  Brachytherapy   products
                               ------------- ------------- -----------
Operating income (loss), U.S.
 GAAP                              $(36,075)     $(37,182)     $1,107
Special items:
 Non-recurring license fees               -             -           -
 Restructuring related items,
  net                                32,915        32,915           -
 Severance costs not related to
  restructuring                         731           731           -
                               ------------- ------------- -----------
Operating income (loss)
 excluding special items            $(2,429)      $(3,536)     $1,107
                               ============= ============= ===========




TABLE IV
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION
 (EBITDA), EXCLUDING SPECIAL ITEMS   (in thousands)

                                   Quarter Ended    Nine Months Ended
                                 ------------------ ------------------
                                 10/1/06   10/2/05  10/1/06   10/2/05
                                 -------- --------- -------- ---------
Net earnings (loss), U.S. GAAP    $1,657  $(27,238)  $2,865  $(28,770)
Income tax expense (benefit)         380    (5,457)     650    (6,394)
Other income, net                   (209)     (288)    (924)     (911)
                                 -------- --------- -------- ---------
Operating income (loss)            1,828   (32,983)   2,591   (36,075)
Depreciation and amortization      1,537     1,835    3,969     5,487
Stock based compensation
 amortization                         79        64      302       163
                                 -------- --------- -------- ---------
    EBITDA                         3,444   (31,084)   6,862   (30,425)
Special items:
    Non-recurring license fee
     revenue                        (400)        -     (400)        -
    Restructuring related items        -    32,915      170    32,915
    Severance costs not related
     to restructuring                  -         -        -       731
                                 -------- --------- -------- ---------
    EBITDA excluding special
     items                        $3,044    $1,831   $6,632    $3,221
                                 ======== ========= ======== =========




    CONTACT: Theragenics Corporation
             Frank Tarallo, CFO & Treasurer
             or
             Lisa Rassel, Manager of Investor Relations
             Phone: 800-998-8479 or 770-271-0233
             www.theragenics.com